UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2008

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SeaChange International, Inc. (“SeaChange” or the “Company”) filed a Current Report on Form 8-K on November 25, 2008 to report that its wholly-owned subsidiary, On Demand Group Limited (“ODG”), acquired all of the outstanding capital stock of Mobix Interactive Limited (“Mobix”) as of November 19, 2008. This amendment No.1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following audited consolidated financial statements of Mobix and subsidiaries, in their local currency, Great Britain Pound (GBP), are filed herewith as Exhibit 99.1and incorporated herein by reference:

I.	Report of Independent Certified Public Accountants

II.	Consolidated Balance Sheets as of October 31, 2008 and 2007

III.	Consolidated Statements of Operations for the years ended October 31, 2008 and 2007

IV.	Consolidated Statements of Stockholders’ Equity (Deficit) for the years ended October 31, 2008 and 2007

V.	Consolidated Statements of Cash Flows for the years ended October 31, 2008 and 2007

VI.	Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information.

The following unaudited condensed consolidated pro forma financial statements of the Company are filed herewith as Exhibit 99.2 and incorporated herein by reference:

I.	Introduction to Unaudited Condensed Consolidated Pro Forma Financial Statements

II.	Unaudited Condensed Consolidated Pro Forma Balance Sheet as of October 31, 2008

III.	Unaudited Condensed Consolidated Pro Forma Statements of Operations for the Nine Months Ended October 31, 2008 and the Year Ended January 31, 2008

IV.	Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

(d)	Exhibits.

The following Exhibits are furnished as part of this report:

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants

99.1	Audited consolidated financial statements of Mobix Interactive Limited and Subsidiaries as of October 31, 2008 and 2007 and for the years then ended.

99.2	Unaudited condensed consolidated pro forma financial statements as of October 31, 2008 and the nine months ended October 31, 2008 and the year ended January 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: February 4, 2009

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants

99.1	Audited consolidated financial statements of Mobix Interactive Limited and Subsidiaries as of October 31, 2008 and 2007 and for the years then ended.

99.2	Unaudited condensed consolidated pro forma financial statements as of October 31, 2008 and the nine months ended October 31, 2008 and the year ended January 31, 2008.